UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: June 22, 2000


                  BROADBAND WIRELESS INTERNATIONAL CORPORATION
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     Nevada
                                     ------
                 (State or other jurisdiction of incorporation)



           0-08507                                         75-1441442
           -------                                         ----------
   (Commission File Number)                            (I.R.S. Employer
                                                        Identification No.)



      1301 Avenue M, Cisco, Texas                             76437
      ---------------------------                             -----
(Address of principal executive offices)                    (Zip Code)



                                   (254) 442-3968
                                   --------------
                (Registrant's telephone number, including area code)

Item 5.       Other Events.

            Reference is made to the press release of the Registrant issued on June 15, 2000 which states that on June 6, 2000, Tommy K. Hill and Sergio Ado resigned as directors of the Registrant and that Mr. Hill was subsequently terminated from all offices held by him with the Registrant. The press release also stated that the Registrant received a memorandum from Mr. Ado, a copy of which is attached as Exhibit "C" to the petition discussed below (Exhibit 99.3 herein), in which Mr. Ado repudiated the registrant's acquisition of itell, Inc. A copy of the press release, which is incorporated herein by this reference, is attached to this Current Report on Form 8-K as Exhibit 99.1.

            On June 21, 2000, the Registrant filed a petition, case number CJ-2000-4553, in the District Court of Oklahoma County State of Oklahoma naming Tommy K. Hill, Gary Walters and Media Associates as defendants (the "Defendants"). The Registrant is seeking relief for various representations made by the Defendants. A copy of the petition, which is incorporated herein by this reference, is attached to this Current Report on Form 8-K as Exhibit 99.2.

            On June 22, 2000, the Registrant filed a petition, case number CJ-2000- 4602 in the District Court of Oklahoma County State of Oklahoma naming Sergio Ado and iTell, Inc. as defendants (the "iTell Defendants"). The Registrant is seeking relief for the iTell Defendants' breach of the Letter Agreement entered into by the Registrant and iTell, Inc. on March 1, 2000, and for the breach of fiduciary duties owed to Registrant. A copy of the petition, which is incorporated herein by this reference, is attached to this Current Report on Form 8-K as Exhibit 99.3. The Letter Agreement was filed as Exhibit 10(ii) to Form 8-K which was filed on April 6, 2000.

Item 7.       Financial Statements and Exhibits.

(c)      Exhibits.         The following exhibits are filed with this Report:
         --------

                  99.1     Press Release Issued by Registrant on June 15, 2000.

                  99.2     Petition dated June 21, 2000.

                  99.3     Petition dated June 22, 2000.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BROADBAND WIRELESS

                                            INTERNATIONAL CORPORATION
                                                   (Registrant)



Date:          June 22, 2000                By: /s/ Ivan W. Webb
                                                ---------------------------
                                                    Ivan W. Webb, President

                                INDEX TO EXHIBITS



    Exhibit
     Number                                Description
--------------   ------------------------------------------------------


      99.1       Press Release Issued by Registrant on June 15, 2000.
      99.2       Petition dated June 21, 2000.
      99.3       Petition dated June 22, 2000.

                                  EXHIBIT 99.1

FOR IMMEDIATE RELEASE

Contact:  Ivan W. Webb

            President and Chief Executive Officer
            BroadBand Wireless International Corporation

            254-442-1603

              BROADBAND WIRELESS CONDUCTING INTERNAL INVESTIGATION

Cisco, Texas - (June 15, 2000) - BroadBand Wireless International Corporation (OTCBB: BBAN) today announced the resignation on June 6, 2000 of Tommy K. Hill and Sergio Ado as directors of the Company, as well as the subsequent termination of Mr. Hill from all offices held by him with the Company, including that of Chief Financial Officer, Chief Operating Officer and President-International Division. The resignations of Messrs. Ado and Hill as directors occurred June 6, 2000 at a special meeting of the Board of Directors of BroadBand, one of the agenda items of which was to discuss the refusal of Sergio Ado and Itell, Inc. to provide the documentation necessary for BroadBand to complete its Annual Report on Form 10-K. Stated Mr. Ivan W. Webb, Chairman of the Board of Directors of the Company, "Subsequent to the June 6 board meeting, the Company received a memorandum from Sergio Ado in which Mr. Ado repudiated the Company's acquisition of Itell. The memorandum demanded, as a condition to "the inclusion of Itell as a wholly owned subsidiary of BBAN," that an additional 40,000,000 shares of BroadBand stock be issued to Itell and to Global Access, a company owned by Tommy Hill. The memorandum also demanded $150,000 to obtain an audit of Itell, in contrast to Mr. Hill's previous representations to the Company that an audit of Itell was already in progress." "These actions constitute serious breaches of Messrs. Ado's and Hill's duties as directors of BroadBand and, in the case of Mr. Hill, his duties as an executive officer of the Company. The Company intends to pursue legal action for its reliance on the representations made by these individuals regarding Itell," continued Mr. Webb.

Mr. Webb concluded, "The Company and its shareholders have been seriously damaged by the actions of these individuals and those of its former president and board member, Ron Baker, against whom the Company has already filed suit. While the Company waits for the courts to resolve the legal claims that will be made, however, the Company intends to continue to search for business alliances that will allow it to implement its telecommunications mission and create shareholder value."

This press release contains forward-looking statement as defined in Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements involve a number of risks and uncertainties, including the Company's entering into new markets, the integration of acquisitions and new operations, substantial capital requirements, general economic factors, the impact of rapid industry changes, increased competition, pricing pressures, government regulation, the availability of transmission facilities, reliance on sophisticated information systems, devaluation and currency risks, as well as other risks referenced from time to time in the Company's filings with the Securities and Exchange Commission. The actual results that the Company achieves may differ materially from any forward-looking statements due to such risks and uncertainties. The Company undertakes no obligation to revise any forward-looking statements in order to reflect events or circumstances that may arise after the date of this press release. Readers are urged to carefully review and consider the various disclosures made by the Company in this release and in the Company's past and future reports filed with the Securities and Exchange Commission.

                                  EXHIBIT 99.2

                    IN THE DISTRICT COURT OF OKLAHOMA COUNTY

                                STATE OF OKLAHOMA

BROADBAND WIRELESS INTERNATIONAL    )
CORPORATION, f/k/a BLACK GIANT OIL  )
COMPANY, a Nevada corporation,      )
                                    )
          Plaintiff,                )
                                    )
v.                                  )        Case No.  CJ-2000-4553
                                    )
TOMMY K. HILL,                      )
GARY W. WALTERS, AND                )
MEDIA ASSOCIATES,                   )
                                    )
          Defendants.               )

                                    Petition
                                    --------

         COMES NOW Plaintiff, BroadBand Wireless International Corporation, formerly known as Black Giant Oil Company, a Nevada corporation ("BBAN") with its principal place of business in Cisco, Texas, for its cause of action against Tommy K. Hill ("Hill"), Gary W. Walters, and Media Associates ("Walters"), and alleges and states as follows:

         1. BBAN is a public company that had offices in Oklahoma City.

         2. Hill was Chief Financial Officer and head of the "International Division" of BBAN during the first and part of the second quarter of 2000. On May 10, 2000, he became Chief Operating Officer and a Director of BBAN. He has since been removed from these positions. Hill fulfilled his functions from his office in Virginia as well as at the Oklahoma City offices of BBAN.

         3. Hill obtained his position with BBAN based on his representations that he was an experienced manager with expertise peculiar to international transactions, raising investment funds for public company ventures, and telecommunications. Hill also alleged he would bring to the job his contacts and the ability to construct an "international division" which would focus on international sales of "telephone company in a box" telecommunications products. These representations were untrue.

         4. In fact, Hill was a promoter of spurious business ventures of various types and, on information and belief, had never successfully funded a similar project, much less one under taken by a public company.

         5. Unfortunately, Hill was not satisfied to limit publication of his representations to BBAN but went public. On January 12, 2000, Hill was responsible for a press release on behalf of BBAN in which Hill had BBAN announce to the investing public that BBAN had acquired a one-third interest in Hill's company, Global Access (BWI), Ltd. ("Global Access"). Hill touted his entity, Global Access, as being "domiciled in Washington, D.C." and claimed his entity was "engaged in providing international long distance services through a Virtual Private Network for customers in the United States, Mexico and beyond (Emphasis added)." Hill claimed that "BBAN continues to negotiate additional international telecom contracts for the benefit of BGOC with Global Access and other non-related and non-affiliated parties." Truthfully, Hill and Global Access wanted to do these things and be a "player," but insofar as BBAN has been able to discover, never actually did.

         6. On January 21, 2000, Hill was responsible for a press release on behalf of BBAN in which Hill claimed BBAN had entered into an agreement with Global Access New Millennium, Inc. in which BBAN was to acquire a one-third interest in "a U.S. based, International Telecommunications Company, currently building and managing Earth Stations for Foreign Governments and Oil Cartels." Indeed, the agreement was never "entered into" and the whole proposition was illusory. Even if there was a shred of truth to any of it, BBAN has yet to be provided any confirmation. In any case the representation was so overstated as to be illusory and misleading. The one-third interest was to be purchased in a company called Tryco, Inc. which, according to Hill, had contracted to construct and operate more than "200 Earth Stations in the country of Afghanistan." According to Hill, Tryco "has obtained the rights to install and operate wireless phone and Internet antennas, transmitters, servers and telecommunication systems in more than 2,800 church steeples throughout cities in Europe." Certainly, Hill was imaginative, but the value he was promising public investors was just that, only imagined.

         7. On February 10, 2000, Hill issued a press release in which he claimed on behalf of BBAN that a private placement was in progress in which $25 million would be raised to fund the acquisition of Tryco by Global Access, and that a third of the interest in Tryco would be conveyed to BBAN. Hill claimed the private placement was being arranged by an unnamed "Investment Banking Firm in Houston, Texas which successfully completed in excess of Three Hundred Million Dollars in private placement funds during 1999 [sic]." The private placement was never funded and never would be by a rational investor.

         8. On February 24, 2000, Hill was responsible for a press release on behalf of BBAN in which Hill claimed that Hill "brings over 25 years of experience in international business ventures with like experiences in the communications industry..." Hill claimed he had negotiated an "agreement in principal" between iTell, Inc. and BBAN for the "establishment of a Joint Venture to provide international telecommunications traffic (voice, data, video and Internet) between the United States and one or more [unnamed] South American countries." The "agreement in principal" was never reduced to meaningful terms until May, 2000 and then it became apparent there had never been a prior agreement.

         9. On March 7, 2000, Hill was responsible for a press release on behalf of BBAN in which Hill claimed BBAN's "International Division," which still existed in the ether but had not materialized as a corporeal reality, "confirmed the 100% acquisition of iTell, Inc. in consideration of cash and stock...." Hill told the public that iTell, Inc. "is a Maryland - based 214 Carrier specializing in international long-distance and prepaid debit cards. iTell has current assets in excess of $5,000,000.00 (USD), with revenues in excess of $2,500,000.00 per month." Hill also claimed iTell, Inc. employed 25 "highly skilled technicians and specialists," and was a "provider of high - speed land and wireless broadband networks." Hill claimed BBAN's International Division "is expanding its network to take advantage of today's vast requirements for international traffic..." Hill explained that BBAN utilized "a unique operational configuration of satellite tele-ports / transponders, gateway switching centers, and wireless broadband terrestrial transmission systems, thus enhancing..." the imaginary network. The "unique operational configuration" was genuinely unique because it has yet to be demonstrated to actually exist.

         10. Not satisfied with the job Hill himself was doing to mislead public investors through press releases issued in the name of BBAN, Hill contracted with Gary W. Walter, Media Associates ("Walters"), of Indianapolis, Indiana on March 11, 2000. Hill agreed on behalf of BBAN to pay Walters $12,000 and to provide 20,000 shares of free trading BBAN stock as "full payment." However, not satisfied with that role, Walters eventually was engaged in a hostile take-over attempt. Further, on May 10, 2000, Walters advised BroadBand he was:

                  "very responsible for a lot of the retail in this particular company;"
                  "we've rolled this company's float over three times in a month;"
                  "the stock we've been maintaining it, we've been taking a terrible beating;"
                  "We've got about $25 million dollars of cash money that we're responsible for in this thing and we don't want to lose a penny;"
                  "All my institutional people...many firms that will stand with us that have many, many clients."

Walters went far beyond his agreement with BroadBand. Walters apparently acted as an unregistered market maker or broker dealer and was involved in stock manipulation and other illegal activity.

         11. Hill continued on his own, however, to report to the public that iTell, Inc., "BBAN's newest acquisition" was accruing commercially valuable contracts and opportunities, when, in fact, there had been no "acquisition" and iTell, Inc.'s performance was unverifiable or non-existent. Hill claimed "this highly important development will provide strategic support for our `Global Private Virtual Network.'" Again, Hill referenced a non-existent network.

         12. On March 17, 2000, Hill appeared on Emerging Company Report, per the work of Walters, and described BBAN's "telephone company in a box business model." Hill claimed BBAN was "currently working in South America and Africa."

This was untrue. Nevertheless, Hill was responsible for a simultaneous press release on behalf of BBAN quoting himself.

         13. The BBAN press releases that Hill was responsible for were consistent in their over statement and falsehoods. On March 31, 2000, Hill on behalf of BBAN issued a press release that BBAN had executed an agreement to acquire 100% of Tryco International, Inc. Hill also described design efforts as moving into "final stages" to deliver BBAN's "Phone Company in a Box to Afghanistan." Hill repeated many of the prior representations about Tryco's global operations, none of which have been verified or verifiable.

         14. On April 6, 2000, Hill was responsible for a false 8-K filing with the United States Securities and Exchange Commission and issued a press release claiming falsely that iTell, Inc. was a wholly owned subsidiary of BBAN. This was untrue. Hill touted iTell, Inc. as a wholly owned subsidiary of BBAN, with assets of an "estimated fair market value of $12,654,016 with total liabilities of $2,999,254." Hill claimed iTell, Inc. "continues to play a major role in the development of BBAN's Global Virtual Private Network..." The "major role" was as much an illusion as the network.

         15. On April 26, 2000, Hill was responsible for a press release on behalf of BBAN in which he reiterated that iTell, Inc. was a wholly owned subsidiary of BBAN, and that iTell, Inc. had acquired 65% of a privately owned Venezuelan company which operated a "SmartCard" manufacturing facility. Hill claimed, "BBAN believes that this manufacturing facility, which produces multiple products which are utilized directly in iTell's international debit card business as well, will become an integral part of the companies' plan to implement and provide ongoing support to the previously announced Global Virtual Private Network." This was wholly untrue.

         16. When the "domestic side" of BBAN vanished, Hill issued a press release on May 3, 2000 to reassure public investors that "BBAN has called in its engineers from the International Division." Hill again claimed iTell, Inc. was a wholly owned subsidiary of BBAN, and that iTell, Inc. was "dedicating staff to the domestic division in order to immediately implement the build-out of our domestic network." In fact, the only "staff" he was dedicating to such effort was himself. Hill continued to overstate the work of the International Division of BBAN: Hill also directed the announcement that "the company's Auditors are currently preparing the year end financial statements for the fiscal year which ended March 31, 2000, including audits for BBAN's wholly owned subsidiaries, iTell, Inc. and GKD, Inc. Hill knew his "international division" was only an idea that had no substance. Hill knew or should have known iTell, Inc. had no verifiable financial wherewithal. Nevertheless, Hill continued, in concert with Walters and on his own, to mislead the investing public and the senior management of BBAN.

                                Prayer for Relief

         BBAN prays for judgment against Hill and Walters in an amount exceeding the minimum jurisdictional limit of the court and including:

         -preliminary and permanent injunction against Hill and Walters (a) prohibiting further conduct, statements or actions in anyway made to appear as acts of BBAN, (b) prohibiting the continued use by of BBAN's name, accounts, property or opportunities, and (c) ordering return of BBAN's property;
         -money damages for fraud and negligent misrepresentation;

         -contribution and indemnification for claims against BBAN based on the false statements of Hill and Walters.

                                            Respectfully Submitted,




                                            /s/ Rodney J. Heggy
                                            -------------------------
                                            Rodney J. Heggy (#4049)
                                            Robert S. Baker (#457)
                                            Day, Edwards, Propester &
                                                     Christensen, P.C.
                                            2900 Oklahoma Tower
                                            210 West Park Avenue
                                            Oklahoma City, Oklahoma  73102-5605
                                            405-239-2121
                                            405-236-1012 (Telecopier)
                                            Electronic Mail:  heggy@oklawyer.com

                                  EXHIBIT 99.3

                    IN THE DISTRICT COURT OF OKLAHOMA COUNTY

                                STATE OF OKLAHOMA

BROADBAND WIRELESS INTERNATIONAL      )
CORPORATION, f/k/a BLACK GIANT OIL    )
COMPANY, a Nevada corporation,        )
                                      )
          Plaintiff,                  )
                                      )
v.                                    )      Case No.  CJ-2000-4604
                                      )
SERGIO ADO, an individual, and ITELL, )
INC., a Delaware corporation          )
                                      )
         Defendant.                   )

                                    PETITION

         COMES NOW Plaintiff, BroadBand Wireless International Corporation, formerly known as Black Giant Oil Company, a Nevada corporation ("BBAN") with its principal place of business in Cisco, Texas, for its cause of action against Sergio Ado ("Ado"), and iTell, Inc. ("iTell") alleges and states as follows:

         1. BBAN is a public company that had offices in Oklahoma City.

         2. iTell is a Delaware corporation wholly owned by Ado.

         3. Ado is an individual who, upon information and belief, resides in Maryland.

         4. On March 1, 2000, BBAN entered into a Letter Agreement with iTell whereby BBAN purchased 100% of the issued and outstanding stock of iTell from Ado, President of iTell. A true and correct copy of the Letter Agreement is attached as Exhibit "A."

         5. On March 7, 2000 BBAN, relying on its agreement with Ado, publicly announced the acquisition of iTell. A true and correct copy of the Press Release is attached as Exhibit "B."

         6. On or about March 27, 2000, BBAN delivered 2,000,000 shares of BBAN stock, with a public market value in excess of $5.00 per share, and $250,000 in cash for an aggregate consideration of approximately $10,250,000 for the acquisition of iTell.

         7. On May 10, 2000, Ado, President of BBAN's wholly owned iTell subsidiary, was appointed as a Director of BBAN. The appointment was announced in a May 15, 2000 press release.

         8. On May 31, 2000, counsel for BBAN went to iTell's corporate office in Maryland to gather information necessary for BBAN to timely file with the Securities and Exchange Commission its Annual Report on Form 10-KSB.

         9. iTell, a wholly owned subsidiary of BBAN, and Ado, a Director of BBAN, refused to provide any of the information necessary for BBAN to complete its Annual Report on Form 10-KSB.

         10. On June 6, 2000, Ado resigned as a Director of BBAN.

         11. On June 8, 2000, BBAN received a "Memorandum For Record" from Ado in which he made representations that were inconsistent with the previously publicly announced statements that iTell was a wholly owned subsidiary of BBAN. The Memorandum set forth a laundry list of demands for "the inclusion of iTell as a wholly owned subsidiary of BBAN" and established a June 9, 2000 deadline to acquiesce, threatening that there would be "no further negotiations." A true and complete copy of the Memorandum is attached as Exhibit "C."

         12. Ado and iTell's actions constitute a breach of the contract formed on March 1, 2000.

         13. BBAN has been damaged in an amount in excess of $10,000.00 as the result of Ado and iTell's breach of contract.

         14. BBAN has been required to retain attorneys and incur additional expenses as the result of Ado and iTell's breach of contract and is entitled to recover such costs.

         15. Ado and iTell's actions, including their refusal to provide information necessary for BBAN to complete an Annual Report on Form 10-KSB, constitute a breach of fiduciary duties owed BBAN by Ado and iTell.

         16. BBAN has been damaged in an amount in excess of $10,000.00 as the result of Ado and iTell's breach of fiduciary duties.

         17. BBAN has been required to retain attorneys and incur additional expenses as the result of Ado and iTell's breach of fiduciary duties and is entitled to recover such costs.

                                Prayer for Relief

         WHEREFORE, BBAN prays for money damages against Ado and iTell in an amount exceeding the minimum jurisdictional limit of the court, for BBAN's costs and attorneys' fees, and for all other relief the Court finds just and equitable.

                                            Respectfully Submitted,
                                            /s/Rodney J. Heggy
                                            -----------------------------------
                                            Rodney J. Heggy (#4049)
                                            Robert S. Baker (#457)
                                            Day, Edwards, Propester &
                                                     Christensen, P.C.
                                            2900 Oklahoma Tower
                                            210 West Park Avenue
                                            Oklahoma City, Oklahoma  73102-5605
                                            405-239-2121
                                            405-236-1012 (Telecopier)
                                            Electronic Mail:  heggy@oklawyer.com

                                   EXHIBIT "A"

                               LETTER OF AGREEMENT

This Letter of Agreement, hereinafter referred to as "Agreement" is made and entered into effective this 1st day of March, 2000 by and between and signatory parties of this Agreement, "BroadBAND Wireless International Corporation, International Division" hereinafter referred to as (BBAN), a Corporation organized under the laws of the State of Texas with offices in Oklahoma City, Oklahoma; and iTELL, Inc. hereinafter referred to as "iTELL", a Corporation organized under the laws of Maryland with offices in Gaithersburg, Maryland.

For and in consideration of the mutual covenants herein contained, the Participants (hereinafter defined) agree as follows:

WHEREAS: It is the purpose of this Agreement, to clearly outline the intent of iTELL to become a Wholly Owned Subsidiary of the International Division of BBAN, for specific purpose of building a Global Virtual Private Network. Additionally, it is the purpose of this Agreement to clearly outline the intent of the International Division of BBAN to provide iTELL all the latitude and support necessary to develop and operate this Global Virtual Private Network.

WHEREAS: It is the intent of iTELL, to roll into BBAN as a wholly owned subsidiary, roll up to $500,000,000 in Book Value, and then decide if it is advantageous to roll out of the International Division of BBAN into its own public Vehicle. This option is made available to iTELL only when iTELL reaches the Book Value of Five Hundred Million Dollars ($500,000,000 USD). It is the intent of the International Division of BBAN to do all that is necessary to help iTELL reach this Book Value of $500,000,000 as soon as possible;

WHEREAS: It is the objective of the International Division of BBAN to acquire operational entities necessary to build the infrastructure of the Global Virtual Private Network;

WHEREAS: iTELL has the ability to negotiate and obtain varied and fully operational entities as is necessary to build and manage the Global Virtual Private Network;

NOW THEREFORE: It is the responsibility of each Participant and/or their assigns to maintain an active role on the Board of Directors of the "International Division of BBAN". Each Participant will be required to attend quarterly corporate meetings and an annual stockholders meeting as well as any and all other meetings as required in the normal course of business.

NOW THEREFORE: It is the primary responsibility of "BBAN", to acquire and provide all project funding, financing and refinancing through standard financial transactions within banks, financial institutions, foundations and grants, contracted research and development pool et al, as well provide all qualified funding for additional acquisitions and/or option to purchase as well as to do whatever is necessary to take this iTELL to the public market



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

immediately as may be agreed and approved by the Board of Directors.

NOW THEREFORE: It is the primary responsibility of "iTELL", to establish and develop all necessary relationships, contracts, network strategies of all aspects of the telecommunications industry as is necessary to develop, implement and manage the ongoing operation of an "Global Virtual Private Network" as agreed by the Board of Directors of this BBAN.

IN CONSIDERATION: iTELL will receive a total of $200,000 cash and One Million Shares of 144 Restricted Stock of BBAN. To date $87,500 has been received by iTELL;

IN CONSIDERATION: The International Division of BBAN does have a Wholly Owned Subsidiary known as iTELL, in addition to the acquisition of iTELL including but not limited to LCN of Sterling Virginia, and Panamtel of Caracas, Venezuela, Ladimex, Mexico and others.

AS AGREED: iTELL will build to a Book Value of $500,000,000 and then at the option of iTELL, have the right to have BBAN spin off iTELL into its own Public Vehicle with BBAN retaining 25% of the Public Stock of iTELL at the time of its IPO.

AS AGREED: BBAN will provide iTELL the mechanisms necessary to become their own Public Vehicle, with BBAN retaining 25% of all shares of iTELL the Public Corporation.

This Agreement anticipates formalized contracts to be executed with same likeness and intent at a later date.

ACCEPTED AND AGREED THIS 1ST DAY OF MARCH 2000

/s/ Sergio Ado
----------------------------
Mr. Sergio Ado, President
iTELL, Inc.


/s/ Tommy K. Hill
----------------------------
Mr. Tommy K. Hill, President
International Division, BBAN



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


                                   EXHIBIT "B"

FOR IMMEDIATE RELEASE
---------------------

BBAN'S INTERNATIONAL DIVISION PURCHASES 100% OF ITELL, INC.

CISCO, Texas and OKLAHOMA CITY - (BUSINESS WIRE) - March 7, 2000 - BroadBand Wireless International Corporation's (OTC BB:BBAN - news) International Division has confirmed the 100% acquisition of iTELL, Inc. in consideration of cash and stock, according to Tommy K. Hill, BBAN International Division President.

iTELL is a Maryland-based 214 Carrier specializing in international long-distance and prepaid debit cards. iTELL has current assets in excess of $5,000,000.00 (USD), with revenues in excess of $2,5000,000.00 per month. iTELL, Inc. and its carrier partners are licensed by the Federal Communications Commission (FCC) as a domestic and international satellite service provider (carrier), a reseller of international telecommunications (voice, data, video, Voice-Over-IP, and Internet), and a provider of high-speed land and wireless broadband networks, including connectivity for end users and US long-distance carriers. iTELL currently employs at least 25 highly skilled technicians and specialists, domestically and internationally.

"The Company designs, configures, installs, and operates satellite earth stations (teleports), high-speed wireless broadband networks, and switching facilities that incorporate billing and operations centers. iTELL, Inc. is involved with the Internet as a service provider (ISP) and an interconnect access provider," explained Mr. Hill.

iTELL's Central and South American Satellite Network incorporates all of the facilities, systems, equipment, operators, and service required of a world class commercial network. iTELL and its partners installed and now operate a large wireless high speed broadband domestic network in support of a major US long-distance carrier network providing expanded network connectivity and capacity to meet the needs of existing and future customers.

iTELL provides connectivity to many domestic and international carriers in support of its customers. "BBAN's International Division is expanding its network to take advantage of today's vast requirements for international traffic, high volume, high-speed data transmission, and telecommunications interconnectivity for a wide rage of customers and especially within the developing countries. We utilize a unique operational configuration of satellite tele-ports / transponders, gateway switching centers, and wireless broadband terrestrial transmission systems, thus enhancing the network's operational capability to handle traffic and circuit capacity. As part of the International Network, iTELL enhances BBAN International Division's network operation by bringing contracts with earth stations now operating in the East Coast of Africa, Argentina, Uruguay, Brazil, Panama, Venezuela," states Tommy Hill.

iTELL is intimately involved with the Internet, both as a service provider and interconnect access provider. "It is our role as a service provider and access interconnect carrier, to develop network access configuration approaches that increase access capacity and speed of operation. iTELL has the opportunity to expand its Internet operations throughout Mexico," says Mr. Hill.

Benchmark Agreements and Operations of iTELL include:

- iTELL is presently establishing and/or negotiating the establishment of earth stations, including termination agreements in Cameroon, the Congo, Cuba, Mali, Mexico, Niger, the Ivory Coast, Benin, Burkina Fasco, and Ghana.

- iTELL has targeted Africa, Ireland, Denmark, Spain, and Italy as lucrative markets for its Debit PhoneCard products, and marketing efforts for usage contracts are under way;

- The company has recently finalized agreements with Mexico for a full license for telecommunications; and, now owns and operates, telephone, facsimile, data, VOIP, ATM Frame Relay, TV and ISPN rights in Mexico.

- iTELL provides BBAN immediate connectivity through existing fiber optic rings (network), domestically, as a backbone to provide a wireless solution to the "last mile" provided by BBAN's Domestic Division.

This document includes forward-looking statements, made under the Safe Harbors Provision of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are generally identifiable by the use of words such as "believe," "expect," "intend," and other words of similar nature. These statements are based on management's current expectations, estimates and projections that are subject to risk and uncertainties, including, but not limited to success of negotiations, availability of financing, political currency, regulatory, competitive and technological developments. Consequently, actual results could differ materially from those forward-looking statements. BroadBAND Wireless International Corporation does not undertake, and specifically disclaims any obligations to update forward-looking statements which speak only as of the date made.

Quote for referenced ticker symbols:  BBAN

---------------
Contact:

         BroadBand Wireless International Corporation
         Justin Ellis, 405/917-9565

                                   EXHIBIT "C"

                              MEMORANDUM FOR RECORD

DATE:  8 JUNE 2000
TO:         BBAN, JEANETTE TIMMONS, DAY LAW FIRM
FROM:       SERGIO ADO
RE:         iTELL

THE FOLLOWING IS THE RECOMMENDED STRUCTURE FOR THE INCLUSION OF iTELL AS A WHOLLY OWNED SUBSIDIARY OF BBAN.

ORGANIZATION - TOTAL REORGANIZATION OF BOARD

1.   IMMEDIATE  RESIGNATION  OF IVAN WEBB,  ISSUANCE  OF STOCK TO  STOCKHOLDERS,
     CANCELLATION OF STOCK NOT EARNED, CONTINUED HELP WITH COMPLIANCE AND LITIGATION

2.   BOARD ACTION TO APPOINT SERGIO ADO AS CEO, REMAINS ON BOARD

3. BOARD ACTION TO RE-AFFIRM TOMMY HILL AS COO, PRESIDENT OF INTERNATIONAL, REMAINS ON BOARD

4. BOARD ACTION TO APPOINT IRVING OCHOA AS CFO AND BOARD MEMBER AS HEAD OF AUDIT COMMITTEE.

5. GENERAL MANUAL DELGADO APPOINTED TO THE BOARD OF DIRECTORS AND ISSUED 1,000,000 SHARES OF STOCK.

6. JOINT VENTURE AGREEMENT WITH JARVIS. JARVIS APPOINTED EXECUTIVE VICE PRESIDENT DOMESTIC AND PLACED ON BOARD OF DIRECTORS

7. JOINT VENTURE WITH CALL CENTERS TECHNOLOGIES. DEAN VLAHOS ASKED TO SIT ON BOARD OF DIRECTORS AND BE PRESIDENT OF DOMESTIC. ISSUE TWO MILLION SHARES OF STOCK TO CALL CENTERS

8. JOINT VENTURE WITH LANDRY, ISSUE TWO MILLION SHARES OF STOCK, ASK HIM TO SIT ON BOARD.

9. CONSIDERATION OF LLOYD CLACOMB (INVESTOR) AS POSSIBLE PRESIDENT OF BBAN AND BOARD MEMBER

10.  RE-ESTABLISH RETAIL STORES

11. CORPORATE HEADQUARTERS OF BBAN - GAITHERSBURG, MD. ALL STAFF REQUIREMENTS IN GAITHERSBURG TO BE PAID BY BBAN

12. HOLD HARMLESS FOR ALL OFFICERS AND DIRECTORS FROM PREVIOUS ADMINISTRATION, PROVIDE LEGAL ASSISTANCE BY DAY LAW FIRM.

13.  NO FURTHER INVOLVEMENT IN DIRECT ACTIVITIES OF COMPANY BY DON / DON.


FINANCIAL REQUIRMENTS

1.   iTELL TO RECEIVE 20,000,000 SHARES

2. SERGIO ADO TO RECEIVE $250,000 ANNUAL SALARY, STOCK OPTIONS AND FULL BENEFITS IN EMPLOYMENT CONTRACT RETROACTIVE TO DAY OF INCEPTION

3.   GLOBAL ACCESS TO RECEIVE 20,000,000 SHARES

4. TOMMY HILL TO RECEIVE $250,000 ANNUAL SALARY, STOCK OPTIONS AND FULL BENEFITS IN EMPLOYMENT CONTRACTS RETROACTIVE TO DAY OF INCEPTION.

5. SALARIED POSITIONS TO BE NEGOTIATED WITH JARVIS, VLAHOS, OCHOA, AND ALL BOARD MEMBERS

6. PROJECT FUNDING TO MEET IMMEDIATE NEEDS - GUARANTEED FOR IMMEDIATE FUNDING BY BBAN. MUST BE GUARANTEED IN WRITING WITH SUSPENSE DATES.

     A.   iTELL - $2,500,000 - $775,000 DUE WITHIN 24 HOURS OF THIS DATE.
     B.   LADIMEX - $3,500,000 - NO LATER THAN 28 JUNE, 2000
     C.   PANAMTEL - $1,500,000 - IMMEDIATELY
     D.   MTI - $2,500,000 - IMMEDIATELY
     E. CALL CENTERS TECHNOLOGY - $2,500,000 - BUYS EQUIPMENT NO LATER THAN 15 JUNE
     F.   TOM LAUNDRY - $1,000,000
     G. GOMEZ - $3,000,000 - PLUS STOCK - CALL CENTERS - NO LATER THAN 28 JUNE, 2000

7.   AUDIT BOOKS AS REQUIRED - COSTS OF - $150,000 IMMEDIATELY PAYABLE.

8. THE AVOBE POINTS MUST BE COMMITED BY CLOSING BUSINESS DAY EST FRIDAY JUNE 9, 2000, OR WILL BE NO FURTHER NEGOTIATIONS.




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